SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2004

                      FIRST HORIZON ASSET SECURITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-110100	75-2808384
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Horizon Way

                                                       Irving, Texas  75063

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (214) 441-4000

Item 5.

Other Events

The financial statements of Financial Guaranty Insurance Company (“FGIC”) as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003 are included in this Form 8-K/A.  The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP.  The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP.  The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their audit reports on such financial statements in this Form 8-K and to their being named as “experts” in the Prospectus Supplement relating to First Horizon ABS Trust 2004-HE1, First Horizon ABS Notes, Series 2004-HE1, is attached hereto in the case of KPMG LLP as Exhibit 23.1 and in the case of Ernst & Young LLP as Exhibit 23.2.

The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(99)

Not applicable.

(99)

Not applicable.

(99)

Exhibits:

23.1 23.2 99.1	Consent of KPMG LLP Consent of Ernst & Young LLP Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES, INC.

By:  /s/ Wade Walker

Name:

Wade Walker

Title:

Senior Vice President

Dated: March 22, 2004

EXHIBIT INDEX

Exhibit

23.1 23.2 99.1	Consent of KPMG LLP Consent of Ernst & Young LLP Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.

Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:

We consent to the use of our report dated February 14, 2003 on the predecessor basis financial statements of Financial Guaranty Insurance Company as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002, included in the Form 8-K of First Horizon Asset Securities, Inc. (the “Registrant”), which is incorporated by reference in the registration statement (No. 333-110100) and to the reference to our firm under the heading “Experts” in the Prospectus Supplement relating to the First Horizon ABS Trust 2004-HE1, First Horizon ABS Notes, Series 2004-HE1.

/s/ KPMG LLP

KPMG LLP

New York, New York

March 22, 2004

Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:

We consent to the reference to our firm under the caption “Experts” in the Prospectus Supplement of First Horizon ABS Trust 2004-HE1 dated March 22, 2004 for the registration of First Horizon ABS Notes, Series 2004-HE1 in the registration statement on Form S-3 (No.333-110100) and to the incorporation by reference therein of our report dated February 20, 2004, with respect to the financial statements of Financial Guaranty Insurance Company appearing in the Form 8-K of First Horizon ABS Trust 2004-HE1 dated March 22, 2004, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Ernst & Young LLP

New York, New York

March 22, 2004